EXHIBIT 12 -Joint Filing Agreement

The undersigned reporting persons hereby agree that the statements filed pursuant to this Schedule 13D/A, to which this Agreement is filed as an exhibit, are filed on behalf of each of them.

Date: July 19, 2005

PHAWK, LLC

By:	/s/ Floyd C. Wilson
Floyd C. Wilson
Title:	President and Chief Executive Officer

EnCap Energy Capital Fund IV, L.P.,
By:	EnCap Equity Fund IV GP, L.P., its general partner
by:	EnCap Investments L.P., its general partner
by:	EnCap Investments GP, L.L.C., its general partner

By:	/s/ David B. Miller
David B. Miller
Title:	Senior Managing Director

EnCap IV-B Acquisitions, L.P.
By:	EnCap IV-B Acquisitions GP, LLC, its general partner
By:	EnCap Energy Capital Fund IV-B, L.P., its sole member
By:	EnCap Equity Fund IV GP, L.P., its general partner
By:	EnCap Investments L.P., its general partner,
By:	EnCap Investments GP, L.L.C., its general partner

By:	/s/ David B. Miller
David B. Miller
Title:	Senior Managing Director

EnCap IV-B Acquisitions GP, LLC
By:	EnCap Energy Capital Fund IV-B, L.P., its sole member
By:	EnCap Equity Fund IV GP, L.P., its general partner
By:	EnCap Investments L.P., its general partner,

By:	EnCap Investments GP, L.L.C., its general partner

By:	/s/ David B. Miller
David B. Miller
Title:	Senior Managing Director

EnCap Energy Capital Fund IV-B, L.P.,
By:	EnCap Equity Fund IV GP, L.P., its general partner
By:	EnCap Investments L.P., its general partner,
By:	EnCap Investments GP, L.L.C., its general partner

By:	/s/ David B. Miller
David B. Miller
Title:	Senior Managing Director

EnCap Equity Fund IV GP, L.P.
By:	EnCap Investments L.P., its general partner
By:	EnCap Investments GP, L.L.C., its general partner

By:	/s/ David B. Miller
David B. Miller
Title:	Senior Managing Director

EnCap Investments L.P.,
By:	EnCap Investments GP, L.L.C., its general partner

By:	/s/ David B. Miller
David B. Miller
Title:	Senior Managing Director

EnCap Investments GP, L.L.C.

By:	/s/ David B. Miller
David B. Miller
Title:	Senior Managing Director

RNBD GP LLC

By:	/s/ David B. Miller
David B. Miller
Title:	Senior Managing Director

David B. Miller

By:	/s/ David B. Miller
David B. Miller

D. Martin Phillips

By:	/s/ D. Martin Phillips
D. Martin Phillips

Gary R. Petersen

By:	/s/ Gary R. Petersen
Gary R. Petersen

Robert L. Zorich

By:	/s/ Robert L. Zorich
Robert L. Zorich

FCW, LLC

By:	/s/ Floyd C. Wilson
Floyd C. Wilson
Title:	Manager

Floyd C. Wilson

By:	/s/ Floyd C. Wilson
Floyd C. Wilson